UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2024

First Eagle Private Credit Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01642	87-6975595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 698-3300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 20, 2024, First Eagle Private Credit Fund SPV, LLC (the “Subsidiary”), as borrower, a wholly-owned financing subsidiary of First Eagle Private Credit Fund (the “Fund”), entered into the second amendment to the loan and servicing agreement (“Second Amendment”), amending that certain loan and servicing agreement (the “Loan Agreement”) by and between the Subsidiary, as borrower, the Fund, as transferor, Morgan Stanley Bank, N.A., as initial lender, certain other lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as account bank and collateral custodian. The Second Amendment (i) amends the concentration limitation component of the borrowing base to allow, (x) until April 1, 2025, up to 75% of the Subsidiary’s portfolio to be broadly syndicated loans or senior secured bonds, (y) thereafter until September 30, 2025, 50% of the Subsidiary’s portfolio to be broadly syndicated loans or senior secured bonds, and (z) after September 30, 2025, 35% of the Subsidiary’s portfolio to be broadly syndicated loans or senior secured bonds, (ii) reduces the minimum utilization amount under the Loan Agreement to be 35% of the commitments under the Loan Agreement until September 22, 2024 and (iii) changes the interest rate applicable to the minimum utilization amount to be only the “applicable margin”. The foregoing description is only a summary of certain of the provisions of the Second Amendment and is qualified in its entirety by the underlying agreement, which will be filed as an exhibit to the Fund’s next Quarterly Report on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE PRIVATE CREDIT FUND

Date: June 26, 2024	By:	/s/ Sabrina Rusnak-Carlson
	Name:	Sabrina Rusnak-Carlson
	Title:	General Counsel and Secretary